                                                                   Exhibit 10.11


                 Indemnification and Insurance Matters Agreement

                                  by and among


                        Schlumberger Technologies, Inc.,


                      Schlumberger Technology Corporation,


                                 Schlumberger BV


                                       and


                                  NPTest, Inc.


                                _______ __, 2002

                                TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
ARTICLE I MUTUAL RELEASES; INDEMNIFICATION ...................................................................     1
------------------------------------------
     Section 1.1       Release of Pre-Closing Claims..........................................................     1
     -----------       -----------------------------
     Section 1.2       Indemnification by NPT.................................................................     2
     -----------       ----------------------
     Section 1.3       Indemnification by Schlumberger........................................................     3
     -----------       -------------------------------
     Section 1.4       Indemnification With Respect to Environmental Actions and Conditions...................     3
     -----------       --------------------------------------------------------------------
     Section 1.5       Reductions for Insurance Proceeds and Other Recoveries.................................     4
     -----------       ------------------------------------------------------
     Section 1.6       Procedures for Defense, Settlement and Indemnification of Third Party Claims...........     4
     -----------       ----------------------------------------------------------------------------
     Section 1.7       Additional Matters.....................................................................     5
     -----------       ------------------
     Section 1.8       Survival of Indemnities................................................................     6
     -----------       -----------------------

ARTICLE II INSURANCE MATTERS .................................................................................     6
----------------------------
     Section 2.1       NPT Insurance Coverage After the Separation Date ......................................     6
     -----------       ------------------------------------------------
     Section 2.2       Cooperation and Agreement Not to Release Carriers......................................     6
     -----------       -------------------------------------------------
     Section 2.3       Cooperation............................................................................     7
     -----------       -----------
     Section 2.4       No Assignment or Waiver................................................................     7
     -----------       -----------------------
     Section 2.5       No Liability...........................................................................     7
     -----------       ------------
     Section 2.6       Further Agreements.....................................................................     7
     -----------       ------------------
     Section 2.7       Matters Governed by Employee Matters Agreement.........................................     7
     -----------       ----------------------------------------------

ARTICLE III MISCELLANEOUS ....................................................................................     7
-------------------------
     Section 3.1       Entire Agreement.......................................................................     8
     -----------       ----------------
     Section 3.2       Governing Law..........................................................................     8
     -----------       -------------
     Section 3.3       Descriptive Headings...................................................................     8
     -----------       --------------------
     Section 3.4       Dispute Resolution.....................................................................     8
     -----------       ------------------
     Section 3.5       Notices................................................................................     8
     -----------       -------
     Section 3.6       Parties in Interest....................................................................     9
     -----------       -------------------
     Section 3.7       Other Agreements Evidencing Indemnification Obligations................................     9
     -----------       -------------------------------------------------------
     Section 3.8       Counterparts...........................................................................     9
     -----------       ------------
     Section 3.9       Binding Effect; Assignment.............................................................     9
     -----------       --------------------------
     Section 3.10      Severability...........................................................................     10
     ------------      ------------
     Section 3.11      Failure or Indulgence Not Waiver; Remedies Cumulative..................................     10
     ------------      -----------------------------------------------------

     Section 3.12      Amendment................................................     10
     ------------      ---------

     Section 3.13      Authority................................................     10
     ------------      ---------

ARTICLE IV DEFINITIONS .........................................................     10
----------------------
     Section 4.1       Action...................................................     10
     -----------       ------
     Section 4.2       Affiliate................................................     10
     -----------       ---------
     Section 4.3       Assets...................................................     10
     -----------       ------
     Section 4.4       Assignment Agreement.....................................     11
     -----------       --------------------
     Section 4.5       Coverage Amount..........................................     11
     -----------       ---------------
     Section 4.6       Employee Matters Agreement...............................     11
     -----------       --------------------------
     Section 4.7       Environmental Actions....................................     11
     -----------       ---------------------
     Section 4.8       Environmental Conditions.................................     11
     -----------       ------------------------
     Section 4.9       Environmental Laws.......................................     11
     -----------       ------------------
     Section 4.10      Hazardous Materials......................................     11
     ------------      -------------------
     Section 4.11      Indemnitee...............................................     11
     ------------      ----------
     Section 4.12      Insurance Policies.......................................     11
     ------------      ------------------
     Section 4.13      IPO Liabilities..........................................     11
     ------------      ---------------
     Section 4.14      IPO Registration Statement...............................     12
     ------------      --------------------------
     Section 4.15      Liabilities..............................................     12
     ------------      -----------
     Section 4.16      Master Separation and Sale Agreement.....................     12
     ------------      ------------------------------------
     Section 4.17      NPT Business.............................................     12
     ------------      ------------
     Section 4.18      NPT Contracts............................................     12
     ------------      -------------
     Section 4.19      NPT Covered Parties......................................     12
     ------------      -------------------
     Section 4.20      NPT Facilities...........................................     12
     ------------      --------------
     Section 4.21      NPT Group................................................     12
     ------------      ---------
     Section 4.22      NPT Indemnitees..........................................     12
     ------------      ---------------
     Section 4.23      NPT Liabilities..........................................     12
     ------------      ---------------
     Section 4.24      Person...................................................     12
     ------------      ------
     Section 4.25      Pre-Separation Third Party Site Liabilities. ............     12
     ------------      -------------------------------------------
     Section 4.26      Prior Transfers..........................................     12
     ------------      ---------------
     Section 4.27      Release..................................................     13
     ------------      -------
     Section 4.28      Sale Date................................................     13
     ------------      ---------
     Section 4.29      Schlumberger Business....................................     13
     ------------      ---------------------
     Section 4.30      Schlumberger Facilities..................................     13
     ------------      -----------------------

     Section 4.31      Schlumberger Group.......................................     13
     ------------      ------------------
     Section 4.32      Schlumberger Indemnitees.................................     13
     ------------      ------------------------
     Section 4.33      Separation...............................................     13
     ------------      ----------
     Section 4.34      Separation Date..........................................     13
     ------------      ---------------
     Section 4.35      Subsidiary...............................................     13
     ------------      ----------
     Section 4.36      Tax Sharing Agreement....................................     13
     ------------      ---------------------
     Section 4.37      Taxes....................................................     13
     ------------      -----
     Section 4.38      Third Party Claim........................................     13
     ------------      -----------------
     Section 4.39      Underwriting Agreement...................................     13
     ------------      ----------------------

                 INDEMNIFICATION AND INSURANCE MATTERS AGREEMENT

     This Indemnification and Insurance Matters Agreement (this "Agreement") is effective as of _______ __, 2002, by and among Schlumberger Technologies, Inc., a Delaware corporation ("STI"), Schlumberger Technology Corporation, a Texas corporation ("STC"), Schlumberger BV, a company organized and existing under the laws of the Netherlands ("SBV" and, together with STI, and STC, "Schlumberger"), and NPTest, Inc. ("NPT"), a Delaware corporation. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Article IV below.

                                    RECITALS

     WHEREAS, STI and SBV collectively own all of the currently issued and outstanding common stock of NPT;

     WHEREAS, NPT is engaged in the NPT Business (as such term is defined in the Master Separation and Sale Agreement);

     WHEREAS, the parties have entered into a Master Separation and Sale Agreement in connection with the Separation, as there described; and

     WHEREAS, as provided in the Master Separation and Sale Agreement, the parties desire to set forth certain agreements regarding indemnification and insurance.

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                   ARTICLE I

                        MUTUAL RELEASES; INDEMNIFICATION

     Section 1.1  Release of Pre-Closing Claims.

             (a)  NPT Release. Except as provided in Section 1.1(c) and Schedule
1.1 to this Agreement, effective as of the Separation Date, NPT does hereby, for itself and as agent for each member of the NPT Group, remise, release and forever discharge the Schlumberger Indemnitees from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Separation Date, including in connection with the transactions and all other activities to implement any of the Separation, the IPO and the Sale (as such terms are defined in the Master Separation and Sale Agreement).

             (b)  Schlumberger Release. Except as provided in Section 1.1(c) and
Schedule 1.1 to this Agreement, effective as of the Separation Date, Schlumberger does hereby, for itself and as agent for each member of the Schlumberger Group, remise, release and forever discharge the NPT Indemnitees from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Separation Date, including in connection with the transactions and all other activities to implement any of the Separation, the IPO and the Sale.

             (c) No Impairment. Nothing contained in Section 1.1(a) or (b) shall impair any right of any Person to enforce the Master Separation and Sale Agreement, the Underwriting Agreement, any Ancillary Agreement (including this Agreement) or any agreement executed in connection with the Prior Transfers, in each case in accordance with their respective terms.

             (d) No Actions as to Released Claims. NPT agrees, for itself and as agent for each member of the NPT Group, not to make any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against Schlumberger or any member of the Schlumberger Group, or any other Person released pursuant to Section 1.1(a), with respect to any Liabilities released pursuant to Section 1.1(a). Schlumberger agrees, for itself and as agent for each member of the Schlumberger Group, not to make any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against NPT or any member of the NPT Group, or any other Person released pursuant to Section 1.1(b), with respect to any Liabilities released pursuant to
Section 1.1(b).

             (e) Further Instruments. At any time, at the request of any other party, each party shall cause each member of its respective Group to execute and deliver releases reflecting the provisions hereof.

     Section 1.2 Indemnification by NPT. Except as otherwise provided in this Agreement, NPT shall, for itself and as agent for each member of the NPT Group, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the Schlumberger Indemnitees from and against any and all Liabilities that any third party seeks to impose upon the Schlumberger Indemnitees, or which are imposed upon the Schlumberger Indemnitees, and that relate to, arise out of or result from any of the following items (without duplication):

               (i)   the NPT Business, any NPT Liability or any NPT Contract;

               (ii) any breach by NPT or any member of the NPT Group of the Master Separation and Sale Agreement, any of the Ancillary Agreements (including this Agreement) or any agreement executed in connection with the Prior Transfers; and

               (iii) any IPO Liabilities.

In the event that any member of the NPT Group makes a payment to the Schlumberger Indemnitees hereunder, and any of the Schlumberger Indemnitees subsequently diminishes the Liability on account of which such payment was made, either directly or through a third-party recovery, Schlumberger will promptly repay (or will procure a Schlumberger Indemnitee to promptly repay) such member of the NPT Group the amount by which the payment made by such member of the NPT Group exceeds the actual cost of the associated indemnified Liability. This
Section 1.2 shall not apply to any Liability indemnified under Section 1.4.

     Section 1.3 Indemnification by Schlumberger. Except as otherwise provided in this Agreement, Schlumberger shall, for itself and as agent for each member of the Schlumberger Group, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the NPT Indemnitees from and against any and all Liabilities that any third party seeks to impose upon the NPT Indemnitees, or which are imposed upon the NPT Indemnitees, and that relate to, arise out of or result from any of the following items (without duplication):

                 (i) the Schlumberger Business or any Liability of the Schlumberger Group other than the NPT Liabilities; and

                 (ii) any breach by Schlumberger or any member of the Schlumberger Group of the Master Separation and Sale Agreement, any of the Ancillary Agreements (including this Agreement) or any agreement executed in connection with the Prior Transfers.

     In the event that any member of the Schlumberger Group makes a payment to the NPT Indemnitees hereunder, and any of the NPT Indemnitees subsequently diminishes the Liability on account of which such payment was made, either directly or through a third-party recovery, NPT will promptly repay (or will procure a NPT Indemnitee to promptly repay) such member of the Schlumberger Group the amount by which the payment made by such member of the Schlumberger Group exceeds the actual cost of the indemnified Liability. This Section 1.3 shall not apply to any Liability indemnified under Section 1.4.

     Section 1.4 Indemnification With Respect to Environmental Actions and Conditions.

             (a) Indemnification by NPT. NPT shall, for itself and as agent for each member of the NPT Group, indemnify, defend and hold harmless the Schlumberger Indemnitees from and against any and all Environmental Actions relating to, arising out of or resulting from Environmental Conditions (i) arising out of operations occurring on and after the Separation Date at any of the NPT Facilities, or (ii) on any of the NPT Facilities arising from an event causing contamination that first occurs on or after the Separation Date (including any Release of Hazardous Materials occurring after the Separation Date that migrates to any of the NPT Facilities), except to the extent that such Environmental Conditions arise out of the operations of the Schlumberger Group on and after the Separation Date.

             (b) Indemnification by Schlumberger. Schlumberger shall, for itself and as agent for each member of the Schlumberger Group, indemnify, defend and hold harmless the NPT Indemnitees from and against any and all Environmental Actions relating to, arising out of or resulting from any of the following items:

                 (i) Environmental Conditions (x) existing on or under the NPT Facilities prior to the Separation Date, or (y) arising out of operations occurring on or before the Separation Date at any of the NPT Facilities;

                 (ii) Except as arising out of the operations of the NPT
Group on and after the Separation Date, Environmental Conditions on or under, or arising out of operations occurring at any time, whether before or after the Separation Date, at any of the Schlumberger Facilities; and

             (iii) Pre-Separation Third Party Site Liabilities.

          (c) Agreement Regarding Payments to Indemnitee. In the event an Indemnifying Party makes any payment to or on behalf of an Indemnitee with respect to an Environmental Action for which the Indemnifying Party is obligated to indemnify under this Section 1.4, and the Indemnitee subsequently receives any payment from a third party on account of the same financial obligation covered by the payment made by the Indemnifying Party for that Environmental Action or otherwise diminishes the financial obligation, the Indemnitee will promptly pay the Indemnifying Party the amount by which the payment made by the Indemnifying Party, exceeds the actual cost of the financial obligation.

     Section 1.5 Reductions for Insurance Proceeds and Other Recoveries. The amount that any party (an "Indemnifying Party") is or may be required to pay to any other Person (an "Indemnitee") pursuant to Section 1.2, 1.3 or 1.4, as applicable, shall be reduced (retroactively or prospectively) by any Insurance Proceeds or other amounts actually recovered from third parties by or on behalf of such Indemnitee in respect of the related loss. The existence of a claim by an Indemnitee for monies from an insurer or against a third party in respect of any indemnifiable loss shall not, however, delay any payment pursuant to the indemnification provisions contained herein and otherwise determined to be due and owing by an Indemnifying Party. Rather the Indemnifying Party shall make payment in full of the amount determined to be due and owing by it against an assignment by the Indemnitee to the Indemnifying Party of the entire claim of the Indemnitee for Insurance Proceeds or against such third party. Notwithstanding any other provisions of this Agreement, it is the intention of the parties that no insurer or any other third party shall be (i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, or (ii) relieved of the responsibility to pay any claims for which it is obligated. If an Indemnitee has received the payment required by this Agreement from an Indemnifying Party in respect of any indemnifiable loss and later receives Insurance Proceeds or other amounts in respect of such indemnifiable loss, then such Indemnitee shall hold such Insurance Proceeds or other amounts in trust for the benefit of the Indemnifying Party (or Indemnifying Parties) and shall pay to the Indemnifying Party, as promptly as practicable after receipt, a sum equal to the amount of such Insurance Proceeds or other amounts received, up to the aggregate amount of any payments received from the Indemnifying Party pursuant to this Agreement in respect of such indemnifiable loss (or, if there is more than one Indemnifying Party, the Indemnitee shall pay each Indemnifying Party, its proportionate share (based on payments received from the Indemnifying Parties) of such Insurance Proceeds). Notwithstanding the other provisions of this Section 1.5, neither party shall be required to make a claim against its insurers for any indemnifiable event under this Agreement.

     Section 1.6 Procedures for Defense, Settlement and Indemnification of Third Party Claims.

          (a) Notice of Claims. If a Schlumberger Indemnitee or a NPT Indemnitee (as applicable) (an "Indemnitee") shall receive notice or otherwise learn of the assertion by a Person (including any Governmental Authority) who is not a member of the Schlumberger Group or the NPT Group of any claim or of the commencement by any such Person of any Action (collectively, a "Third Party Claim") with respect to which a party (an "Indemnifying Party") may be obligated to provide indemnification to such Indemnitee pursuant to Section 1.2, 1.3 or

1.4, or any other section of the Master Separation and Sale Agreement or any Ancillary Agreement (including this Agreement), Schlumberger or NPT (as applicable) will ensure that such Indemnitee shall give such Indemnifying Party written notice thereof within 30 days after becoming aware of such Third Party Claim. Any such notice shall describe the Third Party Claim in reasonable detail. Notwithstanding the foregoing, the delay or failure of any Indemnitee or other Person to give notice as provided in this Section 1.6(a) shall not relieve the related Indemnifying Party of its obligations under this Article I, except to the extent that such Indemnifying Party is actually and substantially prejudiced by such delay or failure to give notice.

          (b) Defense By Indemnifying Party. An Indemnifying Party shall have the sole right to manage the defense of and may settle or compromise any Third Party Claim. Within 30 days after the receipt of notice from an Indemnitee in accordance with Section 1.6(a) (or sooner, if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnitee that the Indemnifying Party will assume responsibility for managing the defense of such Third Party Claim, which notice shall specify any reservations or exceptions.

          (c) Defense By Indemnitee. If an Indemnifying Party fails to assume responsibility for managing the defense of a Third Party Claim, or fails to notify an Indemnitee that it will assume responsibility as provided in Section 1.6(a), such Indemnitee may manage the defense of such Third Party Claim; provided, however, that the Indemnifying Party shall reimburse all such costs and expenses in the event it is ultimately determined that the Indemnifying Party is obligated to indemnify the Indemnitee with respect to such Third Party Claim.

          (d) No Settlement By Indemnitee Without Consent. Unless the Indemnifying Party has failed to manage the defense of the Third Party Claim in accordance with the terms of this Agreement, no Indemnitee may settle or compromise any Third Party Claim without the consent of the Indemnifying Party.

          (e) No Consent to Certain Judgments or Settlements Without Consent. Notwithstanding any provision of this Section 1.6, no party shall consent to entry of any judgment or enter into any settlement of a Third Party Claim without the consent of the other party (such consent not to be unreasonably withheld) if the effect of such judgment or settlement is to (i) permit any injunction, declaratory judgment, other order or other nonmonetary relief to be entered, directly or indirectly, against the other party or (ii) affect the other party in a material fashion due to the allocation of Liabilities and related indemnities set forth in the Master Separation and Sale Agreement, this Agreement or any other Ancillary Agreement.

     Section 1.7 Additional Matters.

          (a) Cooperation in Defense and Settlement. With respect to any Third Party Claim that implicates both NPT and Schlumberger in a material fashion due to the allocation of Liabilities, responsibilities for management of defense and related indemnities set forth in the Master Separation and Sale Agreement, this Agreement or any of the Ancillary Agreements, the parties agree to cooperate fully and maintain a joint defense (in a manner that will preserve the attorney-client privilege with respect thereto) so as to minimize such Liabilities and defense costs associated therewith. The party that is not responsible for managing the defense of such Third Party Claims shall, upon reasonable request, be consulted with respect to significant matters relating thereto and may, if necessary or helpful, associate counsel to assist in the defense of such claims.

     (b) Substitution. In the event of an Action in which the Indemnifying Party is not a named defendant, if either the Indemnitee or the Indemnifying Party shall so request, the parties shall endeavor to substitute the Indemnifying Party for the named defendant. If such substitution or addition cannot be achieved for any reason or is not requested, the rights and obligations of the parties regarding indemnification and the management of the defense of claims as set forth in this Article I shall not be altered.

     (c) Subrogation. In the event of payment by or on behalf of any Indemnifying Party to or on behalf of any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee, in whole or in part based upon whether the Indemnifying Party has paid all or only part of the Indemnitee's Liability, as to any events or circumstances in respect of which such Indemnitee may have any right, defense or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

     (d) Not Applicable to Taxes. This Agreement shall not apply to Taxes, which are covered by the Tax Sharing Agreement.

     Section 1.8 Survival of Indemnities. Subject to Section 3.9 the rights and obligations of the members of the Schlumberger Group and the NPT Group under this Article I shall survive the sale or other transfer by any party of any Assets or businesses or the assignment by it of any Liabilities or the sale by any member of the Schlumberger Group or the NPT Group of the capital stock or other equity interests of any Subsidiary to any Person.

                                   ARTICLE II

                                INSURANCE MATTERS

     Section 2.1 NPT Insurance Coverage After the Separation Date From and after the Separation Date, NPT shall be responsible for obtaining and maintaining insurance programs for its risk of loss, including comprehensive general liability and directors and officers insurance, and such insurance arrangements shall be separate and apart from Schlumberger's insurance programs. Notwithstanding the foregoing, Schlumberger, upon the request of NPT, shall provide reasonable assistance to NPT in the transition to its own separate insurance programs. NPT shall determine the amount and scope of such insurance after consultation with Schlumberger.

     Section 2.2 Cooperation and Agreement Not to Release Carriers. Each of Schlumberger and NPT will share such information as is reasonably necessary in order to permit the other to manage and conduct its insurance matters in an orderly fashion. Each of Schlumberger and NPT, at the request of the other, shall cooperate with and use reasonable efforts to assist the other in recoveries for claims made under any insurance policy for the benefit of any insured party, and neither Schlumberger nor NPT, nor any of their Subsidiaries, shall take any action which would intentionally jeopardize or otherwise interfere with either party's ability to collect any proceeds payable pursuant to any insurance policy. Except as otherwise contemplated by the Master Separation and Sale Agreement, this Agreement or any Ancillary Agreement, after the Separation Date, neither Schlumberger nor NPT shall (and shall ensure that no member of their respective Groups shall), without the consent of the other, provide any insurance carrier with a release, or amend, modify or waive any rights under any such policy or agreement, if such release, amendment, modification or waiver would adversely affect any rights or potential rights of any member of the other Group thereunder. However, nothing in this Section 2.2 shall (A) preclude any member of any Group from presenting any claim or from exhausting any policy limit, (B) require any member of any Group to pay any premium or other amount or to incur any Liability, or (C) require any member of any Group to renew, extend or continue any policy in force.

     Section 2.3 Cooperation. Schlumberger and NPT will cooperate with each other in all respects, and they shall execute any additional documents which are reasonably necessary, to effectuate the provisions of this Article II.

     Section 2.4 No Assignment or Waiver. This Agreement shall not be considered as an attempted assignment of any policy of insurance or as a contract of insurance and shall not be construed to waive any right or remedy of any member of the Schlumberger Group in respect of any Insurance Policy or any other contract or policy of insurance.

     Section 2.5 No Liability. NPT does hereby, for itself and as agent for each other member of the NPT Group, agree that no member of the Schlumberger Group or any Schlumberger Indemnitee shall have any Liability whatsoever as a result of the insurance policies and practices of Schlumberger and its Subsidiaries, including as a result of the level or scope of any such insurance, the creditworthiness of any insurance carrier, the terms and conditions of any policy, the adequacy or timeliness of any notice to any insurance carrier with respect to any claim or potential claim or otherwise.

     Section 2.6 Further Agreements. The Parties acknowledge that they intend to allocate financial obligations without violating any laws regarding insurance, self-insurance or other financial responsibility. If it is determined that any action undertake pursuant to the Master Separation and Sale Agreement, this Agreement or any Ancillary Agreement is violative of any insurance, self-insurance or related financial responsibility law or regulation, the parties agree to work together to do whatever is necessary to comply with such law or regulation while trying to accomplish, as much as possible, the allocation of financial obligations as intended in the Master Separation and Sale Agreement, this Agreement and any Ancillary Agreement.

     Section 2.7 Matters Governed by Employee Matters Agreement. This Article II shall not apply to any insurance policies that are the subject of the Employee Matters Agreement.

                                  ARTICLE III

                                  MISCELLANEOUS

       Section 3.1 Entire Agreement. This Agreement, the Master Separation and Sale Agreement, the other Ancillary Agreements and the Exhibits and Schedules attached hereto and thereto, and any agreement executed in connection with the Prior Transfers constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

       Section 3.2 Governing Law. This Agreement shall be construed in accordance with and all Disputes hereunder shall be governed by the laws of the State of Delaware, excluding its conflict of law rules and the United Nations Convention on Contracts for the International Sale of Goods.

       Section 3.3 Descriptive Headings. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table or contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

       Section 3.4 Dispute Resolution. The terms of the provisions entitled "Dispute Resolution" in the Master Separation and Sale Agreement shall apply to any claims or controversies or disputes arising hereunder among the parties to this Agreement.

       Section 3.5 Notices. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

                   if to STI:

                               Schlumberger Technologies, Inc.
                               [To Come]
                               Attention:   [__________]
                               Telephone:   [__________]
                               Facsimile:   [__________]

                   if to SBV:

                               Schlumberger BV
                               [To Come]
                               Attention:   [__________]
                               Telephone:   [__________]
                               Facsimile:   [__________]

                   if to STC:

                               Schlumberger Technology Corporation

                              [To Come]
                              Attention:    [__________]
                              Telephone:    [__________]
                              Facsimile:    [__________]

                  if to NPT:

                              NPTest, Inc.
                              [To Come]
                              Attention:    General Counsel
                              Telephone:    [__________]
                              Facsimile:    [__________]

or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by fax, confirmed by first class mail. All notices shall be deemed to have been given and received on the earlier of actual delivery or three days from the date of postmark.

       Section 3.6 Parties in Interest. This Agreement, including the Schedules and Exhibits hereto, and the other documents referred to herein, shall be binding upon Schlumberger, Schlumberger's Subsidiaries, NPT and NPT's Subsidiaries and inure solely to the benefit of the NPT Indemnitees and the Schlumberger Indemnitees and their respective permitted assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

       Section 3.7 Other Agreements Evidencing Indemnification Obligations. Schlumberger hereby agrees to execute, for the benefit of any NPT Indemnitee, such documents as may be reasonably requested by such NPT Indemnitee, evidencing Schlumberger's agreement that the indemnification obligations of Schlumberger set forth in this Agreement inure to the benefit of and are enforceable by such NPT Indemnitee. NPT hereby agrees to execute, for the benefit of any Schlumberger Indemnitee, such documents as may be reasonably requested by such Schlumberger Indemnitee, evidencing NPT's agreement that the indemnification obligations of NPT set forth in this Agreement inure to the benefit of and are enforceable by such Schlumberger Indemnitee.

       Section 3.8 Counterparts. This Agreement, including the Schedules and Exhibits hereto, and the other documents referred to herein, may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

       Section 3.9 Binding Effect; Assignment. No party may, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement, without the other parties' prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be voidable at the sole option of such other parties. Notwithstanding the foregoing, each party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to an entity that succeeds to all or substantially all of the business or assets of such party. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns. This Agreement may be enforced separately by each member of the Schlumberger Group and each member of the NPT Group.

     Section 3.10 Severability. If any term or other provision of this Agreement is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

     Section 3.11 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

     Section 3.12 Amendment. No change or amendment will be made to this Agreement except by an instrument in writing signed on behalf of each of the parties to this Agreement.

     Section 3.13 Authority. Each of the parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other action, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

                                   ARTICLE IV

                                   DEFINITIONS

     Section 4.1 Action. "Action" means any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local, foreign or international governmental authority or any arbitration or mediation tribunal.

     Section 4.2 Affiliate. "Affiliate" shall have the meaning set forth in the Master Separation and Sale Agreement.

     Section 4.3 Assets. "Assets" has the meaning set forth in Section 4.4 of the Assignment Agreement.

     Section 4.4 Assignment Agreement. "Assignment Agreement" means the General Assignment and Assumption Agreement attached as Exhibit C to the Master Separation and Sale Agreement.

     Section 4.5 Coverage Amount. "Coverage Amount" has the meaning set forth in Section 2.6(a) of this Agreement.

     Section 4.6 Employee Matters Agreement. "Employee Matters Agreement" means the Employee Matters Agreement attached as Exhibit E to the Master Separation and Sale Agreement.

     Section 4.7 Environmental Actions. "Environmental Actions" means any notice, claim, act, cause of action, order, decree or investigation by any third party (including, without limitation, any Governmental Authority) alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, damage to flora or fauna caused by Environmental Conditions, real property damages, personal injuries or penalties) arising out of, based on or resulting from the Release of or exposure of any individual to any Hazardous Materials.

     Section 4.8 Environmental Conditions. "Environmental Conditions" means the presence in the environment, including the soil, groundwater, surface water or ambient air, of any Hazardous Material at a level which exceeds any applicable standard or threshold under any Environmental Law or otherwise requires investigation or remediation (including, without limitation, investigation, study, health or risk assessment, monitoring, removal, treatment or transport) under any applicable Environmental Laws.

     Section 4.9 Environmental Laws. "Environmental Laws" means all laws and regulations of any Governmental Authority with jurisdiction that relate to the protection of the environment (including ambient air, surface water, ground water, land surface or subsurface strata) including laws and regulations relating to the Release of Hazardous Materials, or otherwise relating to the treatment, storage, disposal, transport or handling of Hazardous Materials, or to the exposure of any individual to a Release of Hazardous Materials.

     Section 4.10 Hazardous Materials. "Hazardous Materials" means chemicals, pollutants, contaminants, wastes, toxic substances, radioactive and biological materials, hazardous substances, petroleum and petroleum products or any fraction thereof.

     Section 4.11 Indemnitee. "Indemnitee" has the meaning set forth in Section 1.5(a) hereof.

     Section 4.12 Insurance Policies. "Insurance Policies" means insurance policies pursuant to which a Person makes a true risk transfer to an insurer.

     Section 4.13 IPO Liabilities. "IPO Liabilities" means any Liabilities relating to, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information contained in the IPO

Registration Statement or any preliminary, final or supplemental prospectus forming a part of a IPO Registration Statement.

        Section 4.14 IPO Registration Statement. "IPO Registration Statement" shall have the meaning set forth in the Master Separation and Sale Agreement.

        Section 4.15 Liabilities. "Liabilities" has the meaning set forth in
Section 4.13 of the Assignment Agreement.

        Section 4.16 Master Separation and Sale Agreement. "Master Separation and Sale Agreement" means that certain Master Separation and Sale Agreement by and among STI, STC, SBV and NPT.

        Section 4.17 NPT Business. "NPT Business" has the meaning set forth in the Master Separation and Sale Agreement.

        Section 4.18 NPT Contracts. "NPT Contracts" has the meaning set forth in
Section 4.23 of the Assignment Agreement.

        Section 4.19 NPT Covered Parties. "NPT Covered Parties" has the meaning set forth in Section 2.1(a) of this Agreement.

        Section 4.20 NPT Facilities. "NPT Facilities" means all of those acilities transferred to NPT on or before the Separation Date as set forth on
Schedule 1 to the Real Estate Matters Agreement.

        Section 4.21 NPT Group. "NPT Group" has the meaning set forth in the Master Separation and Sale Agreement.

        Section 4.22 NPT Indemnitees. "NPT Indemnitees" means NPT, each member of the NPT Group and each of their respective directors, officers and employees.

        Section 4.23 NPT Liabilities. "NPT Liabilities" has the meaning set forth in Section 1.3 of the Assignment Agreement.

        Section 4.24 Person. "Person" has the meaning set forth in the Master Separation and Sale Agreement.

        Section 4.25 Pre-Separation Third Party Site Liabilities. "Pre-Separation Third Party Site Liabilities" means any and all Environmental Actions arising out of Hazardous Materials found on, under or about any landfill any waste, storage, transfer or recycling site and resulting from or arising out of Hazardous Materials stored, treated, recycled disposed or otherwise handled at such site prior to the Separation Date (whether for the operation of the NPT Business or for the operation of any past or presently (as of the date hereof) existing Schlumberger Business as operated on or before the Separation Date).

        Section 4.26 Prior Transfers. "Prior Transfers" has the meaning set forth in the Master Separation and Sale Agreement.

        Section 4.27 Release. "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, groundwater, wetlands, land or subsurface strata.

        Section 4.28 Sale Date. "Sale Date" has the meaning set forth in the Master Separation and Sale Agreement.

        Section 4.29 Schlumberger Business. "Schlumberger Business" means any business of Schlumberger other than the NPT Business.

        Section 4.30 Schlumberger Facilities. "Schlumberger Facilities" means all of the real property and improvements thereon owned or occupied at any time on or before the Separation Date by any member of the Schlumberger Group, whether for the Schlumberger Business or the NPT Business, excluding the NPT Facilities.

        Section 4.31 Schlumberger Group. "Schlumberger Group" has the meaning set forth in the Master Separation and Sale Agreement.

        Section 4.32 Schlumberger Indemnitees. "Schlumberger Indemnitees" means Schlumberger, each member of the Schlumberger Group and each of their respective directors, officers and employees.

        Section 4.33 Separation. "Separation" has the meaning set forth in the Master Separation and Sale Agreement.

        Section 4.34 Separation Date. " Separation Date" has the meaning set forth in the Master Separation and Sale Agreement.

        Section 4.35 Subsidiary. "Subsidiary" has the meaning set forth in the Master Separation and Sale Agreement.

        Section 4.36 Tax Sharing Agreement. "Tax Sharing Agreement" means the Tax Sharing Agreement, attached as Exhibit F to the Master Separation and Sale Agreement.

        Section 4.37 Taxes. "Taxes" has the meaning set forth in the Tax Sharing Agreement.

        Section 4.38 Third Party Claim. "Third Party Claim" has the meaning set forth in Section 1.6(a) of this Agreement.

        Section 4.39 Underwriting Agreement. "Underwriting Agreement" has the meaning set forth in the Master Separation and Sale Agreement.

    IN WITNESS WHEREOF, each of the parties has caused this Indemnification and Insurance Matters Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

    Schlumberger Technologies, Inc.              NPTest, Inc.


    ___________________________________          _______________________________
By:                                          By:
    Name                                         Name:
    Title:                                       Title:


    Schlumberger BV


    ____________________________________
By:
    Name:
    Title:


    Schlumberger Technology Corporation


    ____________________________________
By:
    Name:
    Title:

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